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                                                                  Exhibit 23 (a)





                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 16, 2001, in Pre-effective amendment No. 3 to the Registration Statement on Form S-11 and related Prospectus of Huntington Preferred Capital, Inc. for the registration of 2,000,000 shares of its Noncumulative Exchangeable Perpetual Preferred Securities.

                                              /s/ Ernst & Young LLP




Columbus, Ohio
October 11, 2001